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                       COHEN & STEERS REALTY SHARES, INC.

October 16, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2002. The net asset value at that date was $44.24. In addition, a regular quarterly dividend of $0.56 per share was declared for shareholders of record on September 19, 2002 and was paid on September 20, 2002.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of -8.8%. This compares to the NAREIT Equity REIT Index's* total return of -9.1%. For the nine months, the fund's total return was 3.2%, compared to NAREIT's 3.4%.

    REITs faced a difficult third quarter, experiencing a negative quarterly return for the first time in a year and their worst quarterly performance in four years. Their poor performance was accompanied by one of the worst quarters, years and three-year periods in stock market history. Further, the bond bull market continued unabated as interest rates fell to generational lows -- once again dispelling the perception of the relationships among stocks, REITs and interest rates. The declines in interest rates and share prices appear to be the result of growing concern about the strength of the economic recovery and the resulting impact on corporate profitability. Indeed, earnings expectations based on both bottom-up and top-down analyses of the major stock market indexes have declined continuously over the past several months. With potential third-quarter earnings disappointments deflating share values, including those of REITs, there appeared to be few places to escape from the bear market in equities. In light of their disappointing performance, however, REITs still outpaced the broader equity market by a wide margin.

    In the third quarter, negative sentiment spread to the REIT sector for the first time in years. Slow job growth and rising corporate and individual bankruptcies have begun to take a toll on the credit-worthiness of many users of space, both residential and commercial. Whereas interest rates are quite low, they have failed to stimulate the type of growth that would be consistent with historical precedent. This has caused some to wonder whether the United States is entering a 'Japan-like' economic environment, in which we experience an unprecedented long-term economic slowdown that cannot be reversed through the use of central bank monetary policy. Also weighing heavily on investors' minds is the prospect of war against Iraq, which many fear could cause the existing slow growth climate to revert into a new recession.

    Just as much of corporate America is having trouble increasing prices, many landlords are now in a situation, for the first time in years, where they cannot raise rents. Many markets are experiencing declines in rents

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                       COHEN & STEERS REALTY SHARES, INC.
and landlords are increasing concessions in order to retain or attract tenants. While a decline in new construction (with the exception of apartments) is a positive for fundamentals in the future, the more important factor is that a shortage of tenants for most property types in most major markets has developed.

    There are exceptions, of course, though very few. Most notable is retail real estate, which has been the strongest sector due to the enduring strength of the consumer. Evidence of this sector's strength can be found in stable occupancy rates, strong sales per square foot performance, and moderate net rental growth. Retail REITs, consequently, have had the best earnings growth this year -- as well as the best stock price performance -- though fears of a retrenchment in consumer spending are causing some analysts to question the sustainability of retail REITs' earnings growth. Other companies that have outperformed have done so by virtue of acquisition opportunities, refinancing events or new developments. Most sectors and companies, however, have struggled to maintain occupancies and rents. As we close in on the final months of 2002, earnings expectations have been uniformly reduced for both this year and 2003. Some sectors, such as apartment, are not expected to experience a recovery until late 2003 or early 2004.

    Finally, with the phenomenon of all time low interest rates seemingly unable to ignite a stronger economy, the dreaded phenomenon of deflation is getting more attention. With respect to real estate, this environment has created crosscurrents that we believe have never before existed. The sluggish economy, which is precipitating pressure on rents and occupancies, should logically result in a withdrawal of credit to real estate and declining property values. Nevertheless, credit remains quite plentiful for real estate buyers and owners. Thus, offsetting lower real estate operating income has been lower financing costs. Further, because investors' return expectations are significantly lower than in recent memory, many investors are finding the potential for a bond-like return in the mid to high single digits, with a call on some future growth, quite attractive. The net result has been stable property values despite eroding fundamentals. We do not believe that this situation can persist -- either fundamentals have to improve or property values are bound to eventually fall.

INVESTMENT OUTLOOK

    After nearly three years of superior investment performance, which were the result of strong real estate conditions, the REIT rally appears to have stalled in the third quarter. This seems to coincide with the reality that real estate fundamentals are succumbing to the same economic issues that are impacting much of corporate America. Nonetheless, we are not of the belief that a new bear market in REITs is in the offing. On the contrary, we believe that the massive monetary and fiscal stimulus that has been injected into the U.S. economy will result in renewed growth. This, in fact, is already becoming evident in many economic statistics. Although job growth has been slow, our reading of economic history suggests that this is normal in the early stages of a recovery. Meantime, vacancy rates have stabilized for many major property types, new construction has plummeted (with the notable exception of the apartment sector) and the real estate industry as a whole has remained on very sound

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                       COHEN & STEERS REALTY SHARES, INC.
financial footing. Consequently, we believe REITs today are poised to fully participate in any coming economic upturn.

    Many people who watch the stock market closely and have been discouraged by the bear market that has been plaguing it for nearly three years seem to be among the most pessimistic about the U.S. economy. In retrospect, however, the bursting of the stock market bubble that began in 2000 has simply served to correct an extreme overvaluation of stock prices -- perhaps the greatest that ever existed. These valuations could not have been sustained no matter what the economic growth rate. Unfortunately, this process coincided with a major cyclical decline in the economy and profits, which worsened valuations and deepened this corrective process. While the decline in stock prices may not yet be complete, with the major averages at or below five year lows, we have certainly come a long way toward unwinding many excesses.

    In contrast to stocks, REITs began the year 2000 having already undergone a nearly two-year correction from a modestly overvalued level in early 1998. With earnings and dividends growing steadily for the past three years, their price appreciation has barely kept pace with this growth. As a result, REITs are today near the lowest level of their historic valuation range with respect to price/cash flow multiples, discounts from net asset values, and dividend yields. Compared to fixed income instruments they are at record low valuation levels.

    The only major strategic change we have made in the recent quarter is that we have taken a substantial underweight position in the apartment sector due to the combination of a deteriorating supply and demand situation and relative valuation. The low interest rate environment -- which has made single family housing very affordable and increased the propensity to own rather than rent -- has decreased demand for rental housing. Exacerbating this has been slow job growth and household formations due to the weak economy. Whereas this weakening in demand rationally would be expected to cause a contraction in the supply of new apartments, construction almost nationwide has continued unabated. The reason: low capitalization rates for apartments and the low cost of borrowing have reduced developers' hurdle rates, and capital is still plentiful from both banks and government sponsored lenders. The resulting rise in vacancy rates has precipitated a decline in rents (as well as an increase in free rent and other concessions), which is undermining the economics of the industry. In short, landlords of apartments have little or no pricing power -- and little prospect of this changing. In addition, apartment REIT valuations have persisted at levels that are above both their historical levels and the REIT averages.

    In our view, with REITs selling at an average current yield of 7%, and with an average dividend payout ratio that is below 70%, the industry is as attractively valued as ever. Furthermore, unlike many other investments in which the value of a company's assets can evaporate literally overnight, REITs own hard assets whose value has permanence, produces cash income and has growth potential. In the uncertain environment that pervades the

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                       COHEN & STEERS REALTY SHARES, INC.
financial markets today, we believe that REITs represent excellent value and the ability to add meaningfully to any portfolio's diversification and return potential.

Sincerely,

             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
             President                   Chairman

---------------------------------------------------------------------
          Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM
---------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

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                       COHEN & STEERS REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                 NUMBER
                                                                OF SHARES        VALUE
                                                               -----------   --------------
EQUITIES                                             96.19%
    HEALTH CARE                                       4.73%
         Health Care Property Investors.....................       510,900   $   21,764,340
         Nationwide Health Properties.......................     1,072,500       18,286,125
         Ventas.............................................     2,206,800       29,460,780
                                                                             --------------
                                                                                 69,511,245
                                                                             --------------
    HOTEL                                             5.42%
         FelCor Lodging Trust...............................       879,000       11,277,570
        *Host Marriott Corp.................................     3,975,200       36,889,856
         Starwood Hotels & Resorts Worldwide................     1,414,100       31,534,430
                                                                             --------------
                                                                                 79,701,856
                                                                             --------------
    INDUSTRIAL                                        9.19%
         AMB Property Corp..................................     1,197,100       34,596,190
         First Industrial Realty Trust......................       450,600       13,964,094
         ProLogis...........................................     3,474,400       86,547,304
                                                                             --------------
                                                                                135,107,588
                                                                             --------------
    OFFICE                                           38.09%
         Arden Realty.......................................     2,435,400       57,597,210
         Boston Properties..................................     2,652,100       98,658,120
       **Brookfield Properties Corp.........................     2,387,400       45,983,904
         CarrAmerica Realty Corp............................     2,057,300       51,782,241
         Crescent Real Estate Equities Co...................     2,069,800       32,495,860
         Equity Office Properties Trust.....................     3,707,399       95,725,042
         Mack-Cali Realty Corp..............................       889,700       28,586,061
         Prentiss Properties Trust..........................       611,300       17,691,022
         SL Green Realty Corp...............................     1,406,300       43,229,662
         Vornado Realty Trust...............................     2,243,600       88,510,020
                                                                             --------------
                                                                                560,259,142
                                                                             --------------

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                                       5




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                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                 NUMBER
                                                                OF SHARES        VALUE
                                                               -----------   --------------
    OFFICE/INDUSTRIAL                                 6.14%
         Kilroy Realty Corp.................................     1,076,800   $   25,530,928
         Liberty Property Trust.............................       874,900       27,121,900
         Reckson Associates Realty Corp.....................     1,657,000       37,729,890
                                                                             --------------
                                                                                 90,382,718
                                                                             --------------
    RESIDENTIAL                                      13.67%
      APARTMENT                                      13.07%
         Apartment Investment & Management Co. -- Class A...       694,800       26,992,980
         Archstone-Smith Trust..............................     1,515,800       36,197,304
         AvalonBay Communities..............................     1,503,300       62,837,940
         BRE Properties.....................................       495,300       15,230,475
         Equity Residential.................................     1,123,000       26,884,620
         Essex Property Trust...............................       297,600       14,713,344
         Post Properties....................................       363,200        9,435,936
                                                                             --------------
                                                                                192,292,599
                                                                             --------------
      MANUFACTURED HOME                               0.60%
         Sun Communities....................................       238,700        8,760,290
                                                                             --------------
         TOTAL RESIDENTIAL..................................                    201,052,889
                                                                             --------------
    SELF STORAGE                                      0.25%
         Public Storage.....................................       118,000        3,764,200
                                                                             --------------
    SHOPPING CENTER                                  18.70%
      COMMUNITY CENTER                                1.33%
         Developers Diversified Realty Corp.................       353,300        7,776,133
         Federal Realty Investment Trust....................       436,700       11,790,900
                                                                             --------------
                                                                                 19,567,033
                                                                             --------------
      OUTLET CENTER                                   0.06%
         Chelsea Property Group.............................        24,200          816,750
                                                                             --------------

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                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                 NUMBER
                                                                OF SHARES        VALUE
                                                               -----------   --------------
      REGIONAL MALL                                   17.31%
         CBL & Associates Properties........................       733,200   $   28,411,500
         General Growth Properties..........................       921,500       47,457,250
         Macerich Co........................................       360,000       11,152,800
         Mills Corp.........................................       819,400       24,303,404
         Rouse Co...........................................     1,939,900       61,979,805
         Simon Property Group...............................     1,883,000       67,279,590
         Taubman Centers....................................       988,300       14,063,509
                                                                             --------------
                                                                                254,647,858
                                                                             --------------
         TOTAL SHOPPING CENTER..............................                    275,031,641
                                                                             --------------
             TOTAL EQUITIES (Identified
                cost -- $1,256,778,183).....................                  1,414,811,279
                                                                             --------------
                                                                PRINCIPAL
                                                                 AMOUNT
                                                               -----------
COMMERCIAL PAPER                                       3.39%
         United Bank of Switzerland Financial, 1.88%, due
           10/01/02 (Identified cost -- $49,812,000)........   $49,812,000       49,812,000
                                                                             --------------
TOTAL INVESTMENTS (Identified  cost --
           $1,306,590,183)........................... 99.58%                  1,464,623,279
OTHER ASSETS IN EXCESS OF LIABILITIES ..............   0.42%                      6,157,226
                                                     ------                  --------------
NET ASSETS (Equivalent to $44.24 per share based on
  33,248,686 shares of capital stock outstanding) .. 100.00%                 $1,470,780,505
                                                     ------                  --------------
                                                     ------                  --------------

-------------------
 * Nonincome producing security.

** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the fund's position in Canadian dollars on September 30, 2002 was $72,934,754 based on an exchange rate of 1 Canadian dollar to 0.63048 U.S. dollars.

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                                       7






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                       COHEN & STEERS REALTY SHARES, INC.
                             FINANCIAL HIGHLIGHTS*
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                            NET ASSET VALUE
                                                  TOTAL NET ASSETS             PER SHARE
                                           ------------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/2001..........                  $1,387,091,310            $44.41
    Net investment income................  $  55,208,439                    $ 1.71
    Net realized and unrealized loss on
       investments.......................    (13,710,987)                    (0.20)
    Distributions from net investment
       income............................    (54,249,475)                    (1.68)
                                                                            ------
    Capital stock transactions:
         Sold............................    366,322,943
         Distributions reinvested........     49,203,049
         Redeemed........................   (319,084,774)
                                           -------------
Net increase/(decrease) in net asset
  value..................................                      83,689,195             (0.17)
                                                           --------------            ------
End of period: 9/30/2002.................                  $1,470,780,505            $44.24
                                                           --------------            ------
                                                           --------------            ------

-------------------
* Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS
                 (PERIODS ENDED SEPTEMBER 30, 2002) (UNAUDITED)

ONE YEAR                FIVE YEARS                TEN YEARS                SINCE INCEPTION (7/2/91)
--------                ----------                ---------                ------------------------
 6.60%                    3.56%                    11.55%                           12.09%

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                                       8





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                       COHEN & STEERS REALTY SHARES, INC.

                MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


             FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

            FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                 OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES
          AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT ADVISER
Director and chairman                  Cohen & Steers Capital Management, Inc.
Martin Cohen                           757 Third Avenue
Director and president                 New York, NY 10017
                                       (212) 832-3232
Gregory C. Clark
Director                               FUND SUBADMINISTRATOR AND CUSTODIAN
                                       State Street Bank and Trust Company
Bonnie Cohen                           225 Franklin Street
Director                               Boston, MA 02110

George Grossman                        TRANSFER AGENT
Director                               Boston Financial Data Services, Inc.
                                       Two Heritage Drive
Richard J. Norman                      North Quincy, MA 02171
Director                               (800) 437-9912

Willard H. Smith Jr.                   LEGAL COUNSEL
Director                               Simpson Thacher & Bartlett
                                       425 Lexington Avenue
Adam Derechin                          New York, NY 10017
Vice president and assistant treasurer
                                       DISTRIBUTOR
Lawrence B. Stoller                    Cohen & Steers Securities, LLC
Assistant secretary                    757 Third Avenue
                                       New York, NY 10017

                                       Nasdaq Symbol: CSRSX
                                       Web site: cohenandsteers.com

                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.

                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Realty Shares, Inc. unless accompanied
                                       or preceded by the delivery of a
                                       currently effective prospectus setting
                                       forth details of the fund. Past
                                       performance is of course no guarantee
                                       of future results and your investment
                                       may be worth more or less at the time
                                       you sell.

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



COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017



                         COHEN & STEERS
                          REALTY SHARES

                       --------------------

                         QUARTERLY REPORT
                        SEPTEMBER 30, 2002